                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      May 24, 2001
                                                 -------------------------------




                       Salomon Smith Barney Holdings Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      New York                    1-4346                      11-2418067
      (State or other          (Commission                  (IRS Employer
      jurisdiction of          File Number)                 Identification No.)
      incorporation)

                    388 Greenwich Street, New York, New York        10013
--------------------------------------------------------------------------------
                  (Address of principal executive offices)        (Zip Code)

                                (212) 816-6000
------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

                      SALOMON SMITH BARNEY HOLDINGS INC.
                          Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      Exhibits:

     Exhibit No.  Description
     -----------  -----------
         1.01     Terms Agreement, dated May 24, 2001, between the Company and
                  Salomon Smith Barney Inc., as the underwriter, relating to the offer and sale of the Company's Equity Linked Securities
                  (ELKS?) based on the common stock of Juniper Networks, Inc.
                  due May 31, 2002.

         4.01     Form of Note for the Company's Equity Linked Securities
                  (ELKS?) based on the common stock of Juniper Networks, Inc.
                  due May 31, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  May 30, 2001                      SALOMON SMITH BARNEY
                                             HOLDINGS INC.



                                          By:  /s/ Mark I. Kleinman
                                             ------------------------------
                                             Mark I. Kleinman
                                             Treasurer